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                        SMITH BARNEY WORLD FUNDS, INC.
                                 on behalf of
                              EUROPEAN PORTFOLIO

                     Supplement dated December 11, 2002 to
                      Prospectus dated February 28, 2002

On December 11, 2002, the Board of Directors of Smith Barney World Funds, Inc., on behalf of European Portfolio (the "European Portfolio"), approved a proposed reorganization pursuant to which Smith Barney International Large Cap Fund, a series of Smith Barney Trust II (the "International Large Cap Fund") would acquire the assets and assume the liabilities of the European Portfolio in exchange for shares of International Large Cap Fund. This reorganization will allow European Portfolio shareholders to maintain an investment in a fund with similar investment objectives and policies but with a broader investment mandate.

Under the terms of the proposed reorganization, European Portfolio shareholders would receive shares of International Large Cap Fund equal in value to their shares of European Portfolio in accordance with the terms of the reorganization. European Portfolio shareholders would not be charged a sales load when International Large Cap Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of December 16, 2002 Salomon Smith Barney Inc. will no longer be accepting investments into the European Portfolio except in BISYS, Listbill, and Third Party employee retirement or profit sharing plans. As of January 13, 2003, Salomon Smith Barney Inc. will no longer be taking investments in BISYS and Listbill employee retirement or profit sharing plans.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the European Portfolio. Proxy materials describing the proposed reorganization will be mailed to European Portfolio shareholders of record on January 23, 2003, on or about February 6, 2003, in anticipation of a meeting of the shareholders expected to be held on March 5, 2003. If approved by European Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

FD 02667